UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): August 26, 2019

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets

Acquisition Agreement

On August 26, 2019, SWK Products Holdings LLC, a Delaware corporation and wholly-owned subsidiary of SWK Holdings Corporation (“SWK Products”), entered into an Agreement and Plan of Merger (the “Agreement”), by and among Enteris BioPharma, Inc., a Delaware corporation (“Enteris”), SWK Products, SWK Acquisition Sub Inc., a Delaware corporation and wholly-owned Subsidiary of SWK Products (“Merger Sub”), EBP Holdco LLC, a Delaware limited liability company and owner of 100% of the equity interests of Enteris (“Seller”), and Victory Park Credit Opportunities, L.P., Victory Park Credit Opportunities Intermediate Fund, L.P., VPC Fund II, L.P. and VPC Intermediate Fund II (Cayman), L.P. (collectively, the owners of Seller.) Pursuant to the Agreement, Enteris was merged with and into Merger Sub, with Enteris continuing as the surviving entity in the Merger (the “Transaction”.)

Upon the terms and conditions of the Agreement, SWK Products paid $21.5 million to Seller at closing. Further, per the terms of the Transaction, Enteris and Seller will share the milestone and royalty proceeds of the Non-Exclusive License Agreement between Enteris and Cara Therapeutics, Inc. (“Cara”) dated August 20, 2019 (the “Cara License”) whereby Enteris licensed its proprietary Peptelligence® oral drug formulation to Cara for use with its Oral KORSUVA™ drug development candidate per the following:

•	Seller received 100% of the $8 million upfront amount paid upon execution of the Cara License;
•	Seller will receive 40% of the first milestone payment, with Enteris to receive 60% of such payment;
•	Seller will receive 75% of any remaining milestone and royalty payments until Seller receives an aggregate $32.75 million, excluding the first milestone payment, with Enteris entitled to the remaining 25%; and
•	All proceeds thereafter will be split evenly between Enteris and Seller.

In addition, the Transaction provides for Seller to receive profits arising from milestones and royalties associated with the out-licensing of three of Enteris’ wholly-owned pharmaceutical development candidates, likely from the out-license of such products to third party pharmaceutical companies. For the products Ovarest and Tobrate, after SWK Products recovers 100% of all investment in such products, Seller will receive 60% of the first $5 million of the profit from each product until Seller receives an aggregate of $3 million for each product, and thereafter Seller will receive 70% of any remaining profits, per product. For the octreotide pharmaceutical development product candidate, after Enteris recovers 300% of all investment in the octreotide product candidate, Seller will be entitled to receive 10% of any remaining profits from that product, with Enteris receiving the remaining 90%.

In conjunction with the Agreement, SWK Holdings Corporation (the “Company”) amended its credit facility with Cadence Bank, N.A. (formerly State Bank and Trust Company) to allow for the Transaction. In addition, Double Black Diamond Offshore LTD and Black Diamond Offshore LTD (collectively, the “Stockholder”), pursuant to the Stockholders Agreement between the Company and the Stockholder dated August 18, 2014, consented to the Transaction.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of such agreement.

Item 7.01. Regulation FD Disclosure

On August 27, 2019, the Company issued a press release announcing the Acquisition, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference. As discussed in the press release, the Company hosted a conference call with accompanying slides to discuss the acquisition on August 27, 2019. A copy of the slide presentation is filed as Exhibit 99.2 hereto and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the press release and slides incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 8.01. Other Information.

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed,” and similar expressions are intended to identify forward-looking statements. These statements include: the value received pursuant to any Peptelligence® license agreement and the expected execution and timing of any future Peptelligence license agreements. These statements are based on the Company’s current beliefs and expectations. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this release due to the risks and uncertainties inherent in the Company’s business, including, without limitation: risks associated with the acquisition of Enteris and integration of Enteris’ operations into the Company’s business, including an increase in near and long-term expenditures, diversion of the Company’s management’s time and attention; the inherent risks of clinical development of any of Enteris’ pharmaceutical partners’ products that utilize Peptelligence including that of Cara’s Oral KORSUVA; and other risks described in the Company’s public periodic filings with the U.S. Securities & Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed..

(b)	Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment not later than 71 calendar days after the date this Form 8-K must be filed.

(c)	Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ WINSTON BLACK
Winston Black
Chief Executive Officer

Date: August 27, 2019

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger by and among Enteris BioPharma, Inc., SWK Products, SWK Acquisition Sub Inc., EBP Holdco LLC and Victory Park Credit Opportunities, L.P., Victory Park Credit Opportunities Intermediate Fund, L.P., VPC Fund II, L.P. and VPC Intermediate Fund II (Cayman), L.P.
Exhibit 99.1	Press Release of SWK Holdings Corporation, dated August 27, 2019, reporting the acquisition of Enteris BioPharma, Inc.
Exhibit 99.2	Slide Presentation, dated August 27, 2019